AMENDMENT NO. B TO MASTER LICESNING AGREEMENT


This Amendment No. "B" to the Master Licensing Agreement is entered into by and between Insynq, Inc. ("Insynq") and My Partner Online, Inc. ("Licensee") on November 1st, 2001.


                                 R E C I T A L S

         WHEREAS, Insynq and Consultant entered into the Independent Consultant Agreement ("Agreement") on November 28, 2000; and

         WHEREAS, the Agreement was for a term of twelve months ending November 1, 2001; and

         WHEREAS, Insynq and Consultant desire to amend the Agreement;

         NOW THEREFORE, in consideration of the mutual covenants contained herein and for other valuable consideration, the sufficiency of which Insynq and Consultant acknowledge, Insynq and Consultant agree as follows:


1.       The term of the Agreement shall be extended to December 1, 2002.

2.       Agreement may be terminated upon 30 (thirty) day written notice.



      IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Independent Consultant Agreement to be executed on the day first above written.

      INSYNQ, INC.                                   LICENSEE



      By:/s/ John P. Gorst                           By:/s/ Summer J. Mathews
      John P. Gorst, Chief Executive Officer         Summer J. Mathews
                                                     My Partner Online, Inc.